                                                                   EXHIBIT 10.54
                                AMENDMENT NO. 2
                 TO RECEIVABLES FUNDING AND SERVICING AGREEMENT


          AMENDMENT NO. 2 dated as of February 15, 1996 among Tyco Funding I Corporation and Tyco Funding II Corporation (each a "Borrower" and jointly and severally, the "Borrowers"), Redwood Receivables Corporation (the "Lender"), General Electric Capital Corporation (the "Operating Agent" and "Collateral Agent"), Financial Security Assurance Inc. ("FSA") and Tyco Industries, Inc. (the "Servicer").

          WHEREAS, the Borrowers, the Lender, the Operating Agent, the Collateral Agent, FSA and the Servicer are parties to a Receivables Funding and Servicing Agreement dated February 24, 1995 and the Amendment No. 1 to the Receivables Funding and Servicing Agreement dated as of November 10, 1995 (as so amended, the "Funding Agreement") and such parties desire to amend the Funding Agreement.


          THE PARTIES AGREE AS FOLLOWS:

          SECTION 1.  Definitions. All capitalized terms used herein, unless
                      -----------
otherwise defined, are used as defined in the Funding Agreement.

          SECTION 2.  Amendment to Funding Agreement.  The Funding Agreement is
                      ------------------------------
amended effective as of the date hereof as follows:

          (a) Section 7.06(a) is deleted in its entirety and replaced with the following:

          "(a) Tyco Toys shall maintain (or cause to be maintained) as of the end of each Fiscal Quarter (as defined in the Inventory Facility), ending on each date set forth below, a Tangible Net Worth of not less than the respective amount set forth below opposite each such date:



Date                          Amount
- ----                          ------

March 31, 1995               $ 74,100,000
June 30, 1995                  69,000,000
September 30, 1995             71,266,000
December 31, 1995              61,000,000

March 31, 1996                 39,900,000
June 30, 1996                  38,100,000
September 30, 1996             56,300,000

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December 31, 1996              65,400,000

March 31, 1997                110,500,000
June 30, 1997                 111,500,000
September 30, 1997            127,400,000
December 31, 1997             136,700,000

March 31, 1998                128,700,000
June 30, 1998                 129,600,000
September 30, 1998            145,800,000
December 31, 1998             155,200,000

March 31, 1999                147,300,000
June 30, 1999                 148,300,000
September 30, 1999            164,800,000
December 31, 1999             174,300,000
and the last day of each
Fiscal Quarter thereafter

          By January 15, 1997, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above in respect of each Fiscal Quarter for the remaining term of the Funding Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of the Funding Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 7.06(a) shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

          (b) Section 7.06(c) is deleted in its entirety and replaced with the following:

          "(c) Tyco Toys shall maintain (or cause to be maintained), as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 1995), for each Parent Rolling Period (as defined in the Inventory Facility, provided that the principal repayments pursuant to the Inventory Facility shall not be deemed Debt Service for the calculations in this clause (c)), a Minimum Debt Service Coverage Ratio (as defined in the Inventory Facility) of not less than (t) 0.75 to 1.0 as of the end of the Fiscal Quarter ending September 30, 1995, and (u) 0.50 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1995, (v) 0.27 to 1.0 as of the end of the Fiscal Quarter ending March 31, 1996, (x) 0.43 to 1.0 as of the end of the Fiscal Quarter


                                      2.
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ending June 30, 1996, (y) 0.63 to 1.0 as of the end of the Fiscal Quarter ending
September 30, 1996 and (z) 1.30 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1996 and each Fiscal Quarter thereafter. By January 15,
1997, the parties hereto may agree in writing on Minimum Debt Service coverage ratios different from those listed above in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Minimum Debt Service Coverage Ratios different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 7.06(c) shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

          (c) The definitions of "Daily Margin" and "Daily Default Margin" in
Schedule 5 are deleted in their entirety and replaced with the following:

          "Daily Margin and Daily Default Margin = 1.55% and 2.25% respectively/360 days, provided, however, that if as of December 31, 1996
                       --------  -------
Tangible Net Worth shall be not less than $75,000,000 and the Minimum Debt Service Coverage Ratio (as defined in the Inventory Facility) shall be not less than 1.50 to 1.0, then, beginning the first Business Day after delivery to the Operating Agent of the audited financial statements and other documents described in Section 5.02(b) which evidence to the satisfaction of the Operating Agent the attainment of such Tangible Net Worth and Minimum Debt Service Coverage Ratio levels and provided there shall not then exist an Termination Event, then Daily Margin and Daily Default Margin shall equal 1.30% and 2.00% respectively/360 days."

               SECTION 3.  Conditions Precedent.
                           --------------------

          (a) The effectiveness of this Amendment is subject to the conditions precedent that the Collateral Agent, the Operating Agent, FSA and the Lender shall have received each of the following, in form and substance satisfactory to each such party:

              (i) A certificate of the Secretary of each Borrower and the Servicer, dated the date of this Amendment and certifying (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of such Borrower or the Servicer, as the case may be, authorizing the execution, delivery and performance of this Amendment and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, and (B) as to the

                                      3.
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incumbency and specimen signature of each Person's officers executing this
Amendment and all other documents required or necessary to be delivered hereunder.

          (ii) An executed version of the First Amendment to the Insurance and Indemnity Agreement.

          (iii) Such other approvals, opinions or documents as the Collateral Agent or the Operating Agent may reasonably request.

          SECTION 4.  Confirmation of Agreement and Loan Documents.  Except as
                      --------------------------------------------
herein expressly amended, the Funding Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Funding Agreement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Funding Agreement" shall mean the Funding Agreement as amended by this Amendment, and as hereinafter amended or restated.

          SECTION 5.  Borrowers' and Servicer's Representations and Warranties.
                      --------------------------------------------------------
The Borrowers and the Servicer represent and warrant that:

          (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and the Servicer pursuant to its corporate power;

          (b) this Amendment constitutes the legal, valid and binding obligation of such Borrower and the Servicer, as the case may be; and

          (c) after giving effect to the amendments referred to herein, there does not exist any Termination Event.

          SECTION 6.  Expenses.  The Borrowers and the Servicer jointly and
                      --------
severally agree to pay on demand all reasonable out-of-pocket expenses of the Lender, FSA, the Collateral Agent and the Operating Agent incurred in connection with the preparation, execution and delivery of this Amendment and any documents referred to herein and any due diligence and collateral examinations arising hereunder (including, without limitation, travel and living expenses, attorneys' fees, appraisal fees, search and filing fees).

          SECTION 7.  Counterparts.  Delivery of an executed counterpart of a
                      ------------
signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts,



                                      4.
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each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the Borrowers, the Collateral Agent, the Operating Agent, FSA, the Servicer and the Lender have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              TYCO FUNDING I CORPORATION,
                              as Borrower


                              By: /s/ Anthony DiMichele
                                  ----------------------------
                                  Title:
                                  Name:


                              TYCO FUNDING II CORPORATION,
                              as Borrower


                              By: /s/ Anthony DiMichele
                                  ----------------------------
                                  Title:
                                  Name:


                              TYCO INDUSTRIES, INC.,
                              as Servicer


                              By: /s/ Anthony DiMichele
                                  ----------------------------
                                  Title:
                                  Name:



                                      5.
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                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Operating Agent and Collateral Agent


                              By: /s/ T. E. Johnstone
                                  ------------------------------
                                  Title: Duly Authorized Signature
                                  Name:  T. E. Johnstone


                              REDWOOD RECEIVABLES CORPORATION,
                              as Lender


                              By: /s/ Catharine L. Midkiff
                                  ------------------------------
                                  Title: Assistant Secretary
                                  Name:  Catharine L. Midkiff



                              FINANCIAL SECURITY ASSURANCE INC.


                              By: /s/ Richard J. Bauerfeld
                                  ------------------------------
                                  Title: Managing Director
                                  Name:  Richard J. Bauerfeld


                                      6.